SCUDDER
                                                                     INVESTMENTS

     Scudder Target 2011 Fund




                                        Annual Report
                                        July 31, 2001










Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

Contents
--------------------------------------------------------------------------------


   3    Performance Summary

   6    Portfolio Management Review

  14    Portfolio Summary

  16    Investment Portfolio

  21    Financial Statements

  24    Financial Highlights

  25    Notes to Financial Statements

  30    Report of Independent Auditors

  31    Tax Information

  32    Shareholder Meeting Results

  33    Officers and Trustees

  34    Investment Products and Services

  36    Account Management Resources




                                                 Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Scudder Target 2011 Fund                             KRFBX          81123E-200
--------------------------------------------------------------------------------

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary                                                July 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)
--------------------------------------------------------------------------------
                                        1-Year     3-Year     5-Year     10-Year
--------------------------------------------------------------------------------
Scudder Target 2011 Fund                  -.47%      6.99%      9.92%     10.07%
--------------------------------------------------------------------------------
Russell 1000 Growth Index+              -35.06%       .06%     12.77%     12.86%
--------------------------------------------------------------------------------
S&P 500 Index++                         -14.32%      3.92%     15.29%     14.46%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond
Index+++                                 11.92%      6.86%      7.81%      7.90%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------

Net Asset Value:
7/31/01                                                              $   10.70
--------------------------------------------------------------------------------
7/31/00                                                              $   11.92
--------------------------------------------------------------------------------
Distribution Information:
Twelve Months:
  Income Dividends                                                   $    0.23
--------------------------------------------------------------------------------
  Capital Gains Distributions                                        $    0.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Lipper Rankings*
--------------------------------------------------------------------------------

                                                         Number of
                                                           Funds      Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                       5      of      10           46
--------------------------------------------------------------------------------
3-Year                                       3      of      10           28
--------------------------------------------------------------------------------
5-Year                                       4      of       9           40
--------------------------------------------------------------------------------
10-Year                                      2      of       3           50
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment^(a) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                             Lehman Brother
          Scudder Target   Russell 1000                       Government
            2011 Fund     Growth Index+   S&P 500 Index++    Bond Index+++

    '91         9500          10000            10000            10000
    '92        11147          11269            11525            11281
    '93        12709          11545            12767            12267
    '94        12405          12122            12749            12899
    '95        14275          15934            13977            16267
    '96        15447          18407            14697            18960
    '97        19010          27943            16191            28848
    '98        20237          33511            17543            34413
    '99        22548          41569            18022            41367
    '00        24904          51700            19132            45089
    '01        24787          33574            21412            38610

                          Yearly periods ended July 31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
--------------------------------------------------------------------------------
                                        1-Year     3-Year     5-Year     10-Year
--------------------------------------------------------------------------------
Scudder Target     Growth of $10,000    $9,455     $11,636    $15,244    $24,787
2011 Fund          -------------------------------------------------------------
                   Average annual
                   total return         -5.45%      5.18%      8.80%      9.50%
--------------------------------------------------------------------------------
Russell 1000       Growth of $10,000    $6,494     $10,019    $18,240    $33,574
Growth Index+      -------------------------------------------------------------
                   Average annual
                   total return         -35.06%     .06%      12.77%     12.86%
--------------------------------------------------------------------------------
S&P 500 Index ++   Growth of $10,000    $8,568     $11,223    $20,366    $38,610
                   -------------------------------------------------------------
                   Average annual
                   total return         -14.32%     3.92%     15.29%     14.46%
--------------------------------------------------------------------------------
Lehman Brothers    Growth of $10,000    $11,192    $12,206    $14,570    $21,412
Government Bond    -------------------------------------------------------------
Index+++           Average annual
                   total return         11.92%      6.86%      7.81%      7.90%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results. The growth of $10,000 is cumulative.

^(a)The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stock of larger U.S. companies with greater-than-average growth orientation, It represents the universe of stocks from which "earnings/growth" money managers typically select.

++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

+++ The Lehman Brothers Government Bond Index is a market-value-weighted index of U.S. treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Beginning with the next semiannual report, the Fund will show the S&P 500 Index in place of the Russell 1000 Growth Index, as this equity index is more representative of the securities in which the Fund invests.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review
--------------------------------------------------------------------------------

Scudder Target 2011 Fund: A Team Approach to Investing

Scudder Target 2011 Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Tracy McCormick joined the Advisor in 1994 and assumed responsibility for the fund's day-to-day management and investment strategies in 1994. Ms. McCormick has over 21 years of investment industry experience.

Portfolio Manager Gary A. Langbaum joined the Advisor in 1988 and has contributed to the management of the fund since 1999. Mr. Langbaum has over 31 years of investment industry experience.

Portfolio Manager Scott E. Dolan joined the Advisor in 1989. He joined the fund team in 1998. Mr. Dolan has over 10 years of investment industry experience.

Portfolio Manager Ronald W. Tesmond joined the Advisor in 1996 and the fund team in 2001. Mr. Tesmond has over five years of investment industry experience.

The fund's most recent fiscal year -- August 1, 2000 through July 31, 2001 -- was a volatile one in which most growth stocks declined. In the following interview, Lead Portfolio Manager Tracy McCormick discusses how she managed the equity portion of the fund to mitigate losses in this difficult environment.

Q: Will you provide an overview of market conditions during the period -- August 1, 2000 through July 31, 2001 -- highlighting the particular challenges to Scudder Target 2011 Fund?

A: The annual period began in the second half of 2000, when slower-than-expected U.S. economic growth and disappointing corporate earnings intensified the anxieties of investors already wearied by historically high levels of sustained market volatility. Fearing recession, many turned away from technology and other high-valuation/ high-expectation sectors, choosing instead more traditionally defensive industries, such as health care and finance. Companies within defensive industries typically sustain their earnings power in an economic downturn, because they offer products or services that are not generally tied to discretionary income.

Then, in an aggressive attempt to avert recession, the Federal Reserve Board (the Fed) cut short-term interest rates soon after the New Year. Altogether, the Fed cut rates six times through July 31. It was widely believed in the market, however, that this friendlier monetary policy was instituted too late and that an extended economic downturn would be unavoidable. Despite these successive cuts in interest rates, increasingly worried investors sold stocks across the board. In the end, few sectors were left untouched.

Overall, value stocks outperformed their growth counterparts. Value stocks tend to be priced more cheaply than growth stocks because the market has lower expectations for stock price appreciation than for growth stocks. In 1998 and 1999, the market drove up the valuations of growth stocks to unsustainable highs, while driving down the price of many value stocks to historical lows. This trend almost completely reversed itself during the period as growth stocks plummeted and value stocks began gaining ground. Small-capitalization stocks also came back into favor, outstripping larger caps during the fiscal year. The fund's objective creates a natural bias toward larger growth stocks, which puts the fund at a disadvantage during this market cycle.

While we build the equity portfolio stock by stock, we do pay close attention to macroeconomic events and consider how they might impact the stocks in the fund. The chart below illustrates the changes in the economy that have occurred over the last two years, based on core economic data.

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 7/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                    2 years ago  1 year ago  6 months ago  Now

Inflation Rate (a)                      2.00       3.70         3.40       3.30
U.S. Unemployment Rate (b)              4.3        4.0          4.20       4.50
Federal Funds Rate (c)                  5.00       6.50         6.00       3.75
Industrial Production                   4.40       6.7          3.20      -3.6
Growth Rate of Personal Income (e)      4.50       7.20         7.30       5.10

(a) The year-over-year percentage change in U.S. consumer prices.

(b) The percentage of adults out of work and looking for a job.

(c) The interest rate banks charge each other for overnight loans.

(d) Year-over-year percentage change.

(e) Growth rate of individual income from all sources.

    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

Q: Will you provide a general overview of performance during the annual period?

A: Target 2011 Fund slipped 0.47 percent unadjusted for any sales charges, for the 12 months ended July 31, 2001. This compares with a loss of 14.32 percent by the Standard & Poor's 500 index (the fund's equity benchmark) and a gain of
11.92 percent by the Lehman Brothers Government Bond Index (the fund's bond benchmark). With respect to our peers, the Lipper balanced target maturity funds category posted an average return of 0.79 percent. Given the extraordinary challenges presented by this fickle and extremely volatile market, we're pleased with this return.

Q: What worked particularly well during the fiscal year?

A: Three market sectors added to the fund's performance:

1. Health care. The fund's position in health care and strong stock selection was a primary contributor. We overweighted the medical equipment/supplies industry, which outperformed the pharmaceutical and biotech areas of the sector. Baxter International, Alza, and Genzyme -- one of the few biotech names that gained ground -- all drove returns.

2. Technology. Ironically, the fund's technology holdings proved to be a primary driver of overall performance during the 12-month period. Our underweight positions in tech relative to the S&P 500 helped from August through December as technology declined precipitously. When the Fed began to cut interest rates in January, these underweight positions hurt performance as tech stocks rallied, but they helped again in February and March as tech retreated once again. By April, all the bad news seemed to have been priced into the sector. Valuations had been decimated, and earnings expectations had become more reasonable. We were no longer willing to bet against technology. During the first week of April, we aggressively increased the fund's technology stakes, ultimately bringing the fund's weightings up to par with the S&P 500 benchmark. Following the April cut in interest rates, we began to see more significant and sustained technology stock performance. A few newly purchased names posted tremendous gains, enabling us to take profits and recover some of the ground lost to our competitors earlier in the period. We sold these holdings into strength and invested the proceeds in other tech names that unfortunately struggled along with the sector through July.

3. Industrials. The fund's position in aerospace and defense stocks also helped performance as United Technologies and General Dynamics posted strong returns.

Q: Were there strategies or specific stocks that proved disappointing?

A: A couple of primary areas detracted from performance:

1. Consumer discretionary stocks. With the Fed aggressively cutting interest rates, we incorrectly assumed that the economy would begin to bounce back and that retail and media stocks would be some of the first to benefit from the bounce. Although consumer confidence data remained strong, retailers did not experience the increased earnings we anticipated, and our media holdings struggled as companies reduced their advertisement expenditures.

2. Energy stocks. As a whole, energy stocks posted positive performance. Oil service stocks, however, declined dramatically as the market concluded that oil and gas prices had peaked. It was assumed that if prices had peaked, integrated oil companies would begin to pull back on development projects, which in turn would limit oil service companies' earnings. Fund holdings Nabors Industries and BJ Services declined for this reason. Schlumberger tumbled after the company announced it was acquiring a company in an unrelated industry. We believed the acquisition didn't make sense, so we eliminated that holding from the fund. We are maintaining reduced positions in our other oil service companies, as we anticipate they may begin to bounce back with the economy.

Q: Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of U.S. Treasury bond. They are used in this fund to ensure the return of your original investment at the maturity date of the fund. Zero-coupon bonds are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value -- the original dollar amount invested by a bondholder -- tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: What is your near-term outlook for the economy? Are there emerging trends that may help guide your investment strategy in the coming months?

A: Falling interest rates during the period may not have assuaged investor fears of an extended economic downturn immediately, but the Fed's actions gave people hope that by the early part of 2002 we will see a meaningful turn in the economy. We believe the recent tax reductions will also improve the profitability of many businesses. Therefore, we expect that U.S. fiscal and monetary policy will eventually achieve traction and that corporate earnings and economic growth will show signs of improvement.

In general, there seems to be a six- to nine-month lag between the time that the Fed alters its monetary policy and that change is evident. So, the question is: where do we want to be when the economy turns around?

Our growing conviction in the renewal of economic growth is supported by the positive earnings reports of many retailers, some of which far exceeded expectations, during the period. This suggests that the American consumer is in better shape than most people believe. The Fed has proven time and again that it is interested in keeping the consumer healthy. Moreover, falling interest rates have given rise to a booming refinancing market for mortgages, which should put a bit more money in the hands of consumers.

While we do not foresee a major shift in the fund's sector weightings, we have made them somewhat more aggressive. We intend to actively seek opportunities to buy cyclical stocks, retail and media in particular, which we believe can help us capture the benefits of an impending upturn in the economy. And we will selectively reduce positions in classically defensive sectors, such as health care.

We expect we will continue to see the wild swings in stock prices of tech stocks. Generally speaking there has been no real improvement in the fundamentals of technology companies. While the market already has anticipated much of the potentially bad news, we have yet to see how investors will react to the negative earnings releases that are almost certain in the coming months. Earnings expectations may have to be reduced further. With price consciousness paramount, however we will continue to seek opportunities to invest in technology. We believe that these stocks will provide solid growth over longer periods of time.


The views expressed in this report reflect those of the fund managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                                  July 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Allocation                                       7/31/01        7/31/00
--------------------------------------------------------------------------------
Common Stocks                                              34%            50%
U.S. Government Obligations                                64%            49%
Cash Equivalents                                            2%             1%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Sector Diversification (Excludes Cash Equivalents
 and U.S. Government Obligations)                       7/31/01        7/31/00
--------------------------------------------------------------------------------
Technology                                                 20%            30%
Financial                                                  18%            17%
Health                                                     16%            14%
Media                                                       9%             6%
Consumer Discretionary                                      8%             6%
Manufacturing                                               8%             4%
Energy                                                      7%             5%
Consumer Staples                                            5%             6%
Other                                                       5%             7%
Communications                                              4%             5%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Asset allocation and sector diversification are subject to change.

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at July 31, 2001*(9.9% of Portfolio)        Percent
--------------------------------------------------------------------------------

 1. General Electric Co.                                                   1.4%
    Producer of electrical equipment
--------------------------------------------------------------------------------
 2. Microsoft                                                              1.3%
    Developer of computer software
--------------------------------------------------------------------------------
 3. Johnson & Johnson                                                      1.2%
    Provider of health care products
--------------------------------------------------------------------------------
 4. Citigroup, Inc.                                                        1.0%
    Provider of diversified financial services
--------------------------------------------------------------------------------
 5. Exxon Mobil Corp.                                                      1.0%
    Provider of oil internationally
--------------------------------------------------------------------------------
 6. Pfizer, Inc.                                                           0.9%
    Manufacturer of prescription pharmaceuticals and non-prescription self-medications
--------------------------------------------------------------------------------
 7. American International Group, Inc.                                     0.8%
    Provider of insurance services
--------------------------------------------------------------------------------
 8. Wal-Mart Stores, Inc.                                                  0.8%
    Operator of discount stores
--------------------------------------------------------------------------------
 9. Intel Corp.                                                            0.8%
    Producer of semiconductor memory circuits
--------------------------------------------------------------------------------
10. Abbott Laboratories                                                    0.7%
    Developer of health care products and services
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                         as of July 31, 2001
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 33.8%
--------------------------------------------------------------------------------

Communications 1.3%
--------------------------------------------------------------------------------

Cellular Telephone 0.4%
AT&T Wireless Services, Inc.*                           23,500         439,215
--------------------------------------------------------------------------------

Telephone/Communications 0.9%
BroadWing, Inc.*                                        18,800         457,028
Verizon Communications, Inc.                            10,500         568,575
--------------------------------------------------------------------------------
                                                                     1,025,603
--------------------------------------------------------------------------------

Consumer Discretionary 2.7%
--------------------------------------------------------------------------------

Department & Chain Stores
Costco Wholesale Corp.*                                  8,000         344,400
Home Depot, Inc.                                         9,500         478,515
Kohl's Corp.*                                            6,800         389,504
Lowe's Companies, Inc.                                  12,600         481,068
Target Corp.                                            14,000         541,800
Wal-Mart Stores, Inc.                                   16,000         894,400
--------------------------------------------------------------------------------
                                                                     3,129,687
--------------------------------------------------------------------------------

Consumer Staples 1.8%
--------------------------------------------------------------------------------

Food & Beverage 1.2%
Kroger Co.*                                             11,800         311,048
PepsiCo, Inc.                                           13,100         610,853
Unilever NV (New York shares)                            8,000         479,600
--------------------------------------------------------------------------------
                                                                     1,401,501
--------------------------------------------------------------------------------

Package Goods/Cosmetics 0.6%
Colgate-Palmolive Co.                                   12,000         650,400
--------------------------------------------------------------------------------

Durables 0.3%
--------------------------------------------------------------------------------

Aerospace
United Technologies Corp.                                3,800         278,920
--------------------------------------------------------------------------------

Energy 2.2%
--------------------------------------------------------------------------------

Oil & Gas Production 1.9%
BP PLC (ADR)                                             8,500         420,070
Exxon Mobil Corp.                                       26,594       1,110,565
Nabors Industries, Inc.*                                 9,500         278,350
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co. (New York shares)              7,100         411,800
--------------------------------------------------------------------------------
                                                                     2,220,785
--------------------------------------------------------------------------------

Oilfield Services/Equipment 0.3%
BJ Services Co.*                                        13,000         327,860
--------------------------------------------------------------------------------

Financial 6.0%
--------------------------------------------------------------------------------

Banks 1.9%
Fifth Third Bancorp.                                     9,000         567,180
J.P. Morgan Chase & Co.                                 13,400         580,220
Mellon Financial Corp.                                  13,800         524,676
National City Corp.                                     15,000         481,800
--------------------------------------------------------------------------------
                                                                     2,153,876
--------------------------------------------------------------------------------

Consumer Finance 0.8%
Household International, Inc.                            6,819         452,032
Providian Financial Corp.                                9,500         469,015
--------------------------------------------------------------------------------
                                                                       921,047
--------------------------------------------------------------------------------

Other Financial Companies 1.0%
Citigroup, Inc.                                         23,000       1,154,830
--------------------------------------------------------------------------------

Insurance 2.3%
Allstate Corp.                                          15,000         524,400
American International Group, Inc.                      11,000         915,750
Hartford Financial Services Group, Inc.                 11,000         728,310
Jefferson Pilot Corp.                                    9,550         453,721
--------------------------------------------------------------------------------
                                                                     2,622,181
--------------------------------------------------------------------------------

Health 5.5%
--------------------------------------------------------------------------------

Biotechnology 0.7%
Amgen, Inc.*                                             7,000         438,970
Genentech, Inc.*                                         8,500         359,550
--------------------------------------------------------------------------------
                                                                       798,520
--------------------------------------------------------------------------------

Health Industry Services 0.4%
McKesson HBOC, Inc.                                     11,000         455,950
--------------------------------------------------------------------------------

Hospital Management 0.4%
Tenet Healthcare Corp.*                                  9,000         499,590
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Medical Supply & Specialty 1.1%
Abbott Laboratories                                     15,600         836,004
Baxter International, Inc.                               8,000         398,400
--------------------------------------------------------------------------------
                                                                     1,234,404
--------------------------------------------------------------------------------

Pharmaceuticals 2.9%
American Home Products Corp.                            10,100         609,131
Eli Lilly & Co.                                          4,000         317,120
Johnson & Johnson                                       25,770       1,394,157
Pfizer, Inc.                                            25,375       1,045,957
--------------------------------------------------------------------------------
                                                                     3,366,365
--------------------------------------------------------------------------------

Manufacturing 2.6%
--------------------------------------------------------------------------------

Chemicals 0.5%
PPG Industries, Inc.                                    10,000         549,500
--------------------------------------------------------------------------------

Diversified Manufacturing 1.4%
General Electric Co.                                    37,800       1,644,300
--------------------------------------------------------------------------------

Industrial Specialty 0.2%
Praxair, Inc.                                            6,000         272,040
--------------------------------------------------------------------------------

Machinery/Components/Controls 0.5%
Illinois Tool Works, Inc.                                9,000         567,000
--------------------------------------------------------------------------------

Media 3.0%
--------------------------------------------------------------------------------

Advertising 0.6%
Omnicom Group, Inc.                                      7,100         620,327
--------------------------------------------------------------------------------

Broadcasting & Entertainment 1.6%
AOL Time Warner, Inc.*                                  13,000         590,850
Clear Channel Communications, Inc.*                     10,100         591,860
Viacom, Inc., "B"*                                      13,025         648,645
--------------------------------------------------------------------------------
                                                                     1,831,355
--------------------------------------------------------------------------------

Cable Television 0.3%
AT&T Corp.-- Liberty Media Group "A"*                   24,000         377,520
--------------------------------------------------------------------------------

Print Media 0.5%
Tribune Co.                                             14,100         581,766
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Service Industries 0.5%
--------------------------------------------------------------------------------

Investment 0.2%
Merrill Lynch & Co., Inc.                                4,700         254,928
--------------------------------------------------------------------------------

Miscellaneous Commercial Services 0.3%
United Parcel Service "B"                                7,000         397,810
--------------------------------------------------------------------------------

Technology 7.3%
--------------------------------------------------------------------------------

Computer Software 2.1%
Microsoft Corp.*                                        21,800       1,442,942
Oracle Corp.*                                           21,000         379,680
PeopleSoft, Inc.*                                        7,700         336,259
Siebel Systems, Inc.*                                    8,200         282,572
--------------------------------------------------------------------------------
                                                                     2,441,453
--------------------------------------------------------------------------------

Diverse Electronic Products 1.2%
Applied Materials, Inc.*                                 4,700         215,542
Dell Computer Corp.*                                    23,000         619,390
KLA Tencor Corp.*                                        3,700         201,243
Motorola, Inc.                                          10,600         198,114
Teradyne, Inc.*                                          4,700         159,706
--------------------------------------------------------------------------------
                                                                     1,393,995
--------------------------------------------------------------------------------

Telecommunications Equipment 0.7%
Cisco Systems, Inc.*                                    31,000         595,820
QUALCOMM, Inc.*                                          3,500         221,305
--------------------------------------------------------------------------------
                                                                       817,125
--------------------------------------------------------------------------------

Electronic Data Processing 1.0%
Hewlett-Packard Co.                                     16,000         394,560
International Business Machines Corp.                    6,800         715,428
--------------------------------------------------------------------------------
                                                                     1,109,988
--------------------------------------------------------------------------------

Military Electronics 0.3%
General Dynamics Corp.                                   4,000         323,560
--------------------------------------------------------------------------------

Semiconductors 2.0%
Intel Corp.                                             29,500         879,395
Linear Technology Corp.                                  5,000         217,900
Micron Technology, Inc.*                                 9,000         378,000
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                 23,500         810,750
--------------------------------------------------------------------------------
                                                                     2,286,045
--------------------------------------------------------------------------------

Transportation 0.5%
--------------------------------------------------------------------------------

Railroads
Union Pacific Corp.                                     11,300         606,697
--------------------------------------------------------------------------------

Utilities 0.1%
--------------------------------------------------------------------------------

Electric Utilities
Mirant Corp.*                                            3,500         108,255
--------------------------------------------------------------------------------
Total Common Stocks (Cost $35,727,547)                              38,864,398
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
 U.S. Government Obligations 64.3%
--------------------------------------------------------------------------------
U.S. Treasury Separate Trading Registered
  Interest and Principal Securities, Principal
  only, 5.329%**, 8/15/2011 (Cost $70,188,081)     125,400,000      73,954,650
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Cash Equivalents 1.9%
--------------------------------------------------------------------------------
Zurich Scudder Cash Management QP Trust,
  3.93%*** (Cost $2,142,346)                         2,142,347       2,142,347
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $108,057,974) (a)       114,961,395
--------------------------------------------------------------------------------

*   Non-income producing security.

**  Bond equivalent yield to maturity; not a coupon rate.

*** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder
    Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $108,629,580. At July 31, 2001, net unrealized appreciation for all securities based on tax cost was $6,331,815. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,628,840 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,297,025.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of July 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $108,057,974)         $   114,961,395
--------------------------------------------------------------------------------
Dividends receivable                                                     18,578
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                          66,624
--------------------------------------------------------------------------------
Total assets                                                        115,046,597
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                       931,356
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         57,602
--------------------------------------------------------------------------------
Accrued management fee                                                   47,068
--------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                      11,383
--------------------------------------------------------------------------------
Accrued reorganization costs                                             13,053
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     153,069
--------------------------------------------------------------------------------
Total liabilities                                                     1,213,531
--------------------------------------------------------------------------------
Net assets, at value                                            $   113,833,066
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                   2,826,768
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments             6,903,421
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                  1,044,114
--------------------------------------------------------------------------------
Paid-in capital                                                     103,058,763
--------------------------------------------------------------------------------
Net assets, at value                                            $   113,833,066
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share
($113,833,066 / 10,635,068 outstanding shares of
beneficial interest, $.01 par value, unlimited
number of shares authorized)                                    $         10.70
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 95.00 of $10.70)        $         11.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Operations for the year ended July 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $3,006)             $       399,734
--------------------------------------------------------------------------------
Interest                                                              5,424,976
--------------------------------------------------------------------------------
Total Income                                                          5,824,710
--------------------------------------------------------------------------------
Expenses:
Management fee                                                          571,149
--------------------------------------------------------------------------------
Administrative fee                                                       22,851
--------------------------------------------------------------------------------
Services to shareholders                                                151,261
--------------------------------------------------------------------------------
Custodian fees                                                            9,729
--------------------------------------------------------------------------------
Administrative services fees                                            262,183
--------------------------------------------------------------------------------
Auditing                                                                 34,424
--------------------------------------------------------------------------------
Legal                                                                    15,190
--------------------------------------------------------------------------------
Trustees' fees and expenses                                              21,951
--------------------------------------------------------------------------------
Reports to shareholders                                                  36,986
--------------------------------------------------------------------------------
Registration fees                                                        37,643
--------------------------------------------------------------------------------
Reorganization                                                           28,117
--------------------------------------------------------------------------------
Other                                                                    23,734
--------------------------------------------------------------------------------
Total expenses, before expense reductions                             1,215,218
--------------------------------------------------------------------------------
Expense reductions                                                      (34,269)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                              1,180,949
--------------------------------------------------------------------------------
Net investment income (loss)                                          4,643,761
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                             7,793,406
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments                                                         (12,500,736)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (4,707,330)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $       (63,569)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Years Ended July 31,

Increase (Decrease) in Net Assets                    2001             2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                   $     4,643,761  $     4,595,831
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         7,793,406       11,290,991
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period          (12,500,736)      (1,035,425)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                        (63,569)      14,851,397
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                               (2,169,263)      (7,474,285)
--------------------------------------------------------------------------------
Net realized gains                                  (8,954,560)     (13,575,370)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                           15,611,204               --
--------------------------------------------------------------------------------
Reinvestment of distributions                       10,742,060       21,049,655
--------------------------------------------------------------------------------
Cost of shares redeemed                            (38,234,590)     (29,538,269)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                 (11,881,326)      (8,488,614)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                  (23,068,718)     (14,686,872)
--------------------------------------------------------------------------------
Net assets at beginning of period                  136,901,784      151,588,656
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$2,826,768 and $352,270, respectively)         $   113,833,066  $   136,901,784
--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period           11,488,533       12,087,290
--------------------------------------------------------------------------------
Shares sold                                          1,411,223               --
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
of distributions                                       990,045        1,743,574
--------------------------------------------------------------------------------
Shares redeemed                                     (3,254,733)      (2,342,331)
--------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                (853,465)        (598,757)
--------------------------------------------------------------------------------
Shares outstanding at end of period                 10,635,068       11,488,533
--------------------------------------------------------------------------------

Financial Highlights
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 Per Share Operating
 Performance                2001^a     2000^a    1999^a     1998^a    1997^e    1997^f
-----------------------------------------------------------------------------------------
Net asset value,
beginning of period       $11.92     $12.54    $12.41     $13.38    $12.77    $13.01
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income      .45^b      .39^b     .45^b      .52       .05       .56
-----------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.49)       .90       .88        .23       .56      1.29
-----------------------------------------------------------------------------------------
  Total from investment
  operations                (.04)      1.29      1.33        .75       .61      1.85
-----------------------------------------------------------------------------------------
Less distributions from:

  Net investment income     (.23)      (.67)     (.50)      (.54)       --      (.59)
-----------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions   (.95)     (1.24)     (.70)     (1.18)       --     (1.50)
-----------------------------------------------------------------------------------------
  Total distributions      (1.18)     (1.91)    (1.20)     (1.72)       --     (2.09)
-----------------------------------------------------------------------------------------
Net asset value, end of
period                    $10.70     $11.92    $12.54     $12.41    $13.38    $12.77
-----------------------------------------------------------------------------------------
Total Return (%)c           (.47)     10.45     11.42       6.46      4.78**   15.56
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                 114        137       152        158       173       167
-----------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      1.06^d      .97       .98        .94       .90*      .92
-----------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      1.03^d      .96       .98        .94       .90*      .92
-----------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           4.05       3.10      3.64       3.80      3.98*     4.08
-----------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                      97         69        40         57        67*       70
-----------------------------------------------------------------------------------------

^a  For the years ended July 31.

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of any sales charges.

^d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.02% and 1.02%, respectively (see Notes to Financial Statements).

^e  For the one month ended July 31, 1997.

^f  For the year ended June 30.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Target 2011 Fund (the "Fund"), formerly Retirement Fund Series II, is a diversified series of Scudder Target Equity Fund (the "Trust"), formerly Kemper Target Equity Fund, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (August 15, 2011) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares were sold during a limited offering period, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

B. Purchases and Sales of Securities

For the year ended July 31, 2001, investment transactions (excluding short-term instruments) are as follows:

--------------------------------------------------------------------------------
Purchases                                                          $112,230,086
--------------------------------------------------------------------------------
Proceeds from sales                                                $137,122,475
--------------------------------------------------------------------------------

C. Related Parties

As described in Note F, ZSI initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 25, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets. The Fund incurred a management fee of $571,149 for the year ended July 31, 2001.

Administrative Fee. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the period June 25, 2001 through July 31, 2001, the Administrative Fee was $22,851, of which $20,358 is unpaid at July 31, 2001.

Shareholder Services Agreement. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the shareholder service agent of the Fund. Prior to June 25, 2001, SISC incurred shareholder services fees of $132,481 for the period ended July 31, 2001, of which $9,891 is unpaid at July 31, 2001.

Effective June 25, 2001, the shareholder services fees will be paid by the Advisor in accordance with the Administrative Agreement.

Administrative Services Agreement. The Fund has an administrative services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the year ended July 31, 2001 are $262,183, of which $21,477 is unpaid at July 31, 2001. Effective July 1, 2001, the Fund implemented a distribution services agreement which replaced the administrative services agreement. The distribution services agreement does not change the shareholder services fee rate and the implementation of the plan did not result in any increase in fees or expenses for the Fund.

Underwriting Agreement. The Fund has an underwriting agreement with SDI. Underwriting commissions retained by SDI in connection with the distribution of the Fund's shares for the year ended July 31, 2001 are $70,076.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended July 31, 2001, Trustees' fees and expenses aggregated $13,423. In addition, a one-time fee of $8,528 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,264 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2001, totaled $8,675 and are reflected as dividend income on the statement of operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2001, the Fund's custodian fees were reduced by $283. Prior to June 25, 2001, the Fund's transfer agent fees were reduced by $3,037.

Effective June 25, 2001, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Funds and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $26,685 of such costs.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Target 2011 Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Scudder Target 2011 (the "Fund") as of July 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                   /s/Ernst & Young LLP
September 7, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.95 per share from net long-term capital gains during its year ended July 31, 2001, of which 100% represented 20% rate gains.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $9,000,000 as capital gain dividends for its year ended July 31, 2001.

For corporate shareholders, 17% of the income dividends paid during the Fund's fiscal ended July 31, 2001 qualified for the dividends received deductions.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Target 2011 Fund (the "fund") was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Target Equity Fund:

                                            Number of Votes:
                      ----------------------------------------------------------
Trustee                       For               Withheld       Broker Non-Votes*
--------------------------------------------------------------------------------
John W. Ballantine         5,690,611            114,072                0
--------------------------------------------------------------------------------
Lewis A. Burnham           5,693,968            110,715                0
--------------------------------------------------------------------------------
Mark S. Casady             5,693,448            111,235                0
--------------------------------------------------------------------------------
Linda C. Coughlin          5,690,572            114,111                0
--------------------------------------------------------------------------------
Donald L. Dunaway          5,689,847            114,836                0
--------------------------------------------------------------------------------
James R. Edgar             5,690,611            114,072                0
--------------------------------------------------------------------------------
William F. Glavin          5,693,448            111,235                0
--------------------------------------------------------------------------------
Robert B. Hoffman          5,693,968            110,715                0
--------------------------------------------------------------------------------
Shirley D. Peterson        5,690,310            114,373                0
--------------------------------------------------------------------------------
Fred B. Renwick            5,693,448            111,235                0
--------------------------------------------------------------------------------
William P. Sommers         5,693,968            110,715                0
--------------------------------------------------------------------------------
John G. Weithers           5,693,968            110,715                0
--------------------------------------------------------------------------------

2. To approve a Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         5,428,388                    169,507                    206,788
--------------------------------------------------------------------------------

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         5,682,309                    28,638                     93,736
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

TRUSTEES                                    OFFICERS

John W. Ballantine                          Irene T. Cheng
   Trustee                                     Vice President

Lewis A. Burnham                            Philip J. Collora
   Trustee                                     Vice President and
                                               Assistant Secretary
Mark S. Casady
   Trustee and President                    Tracy McCormick
                                               Vice President
Linda C. Coughlin
   Trustee and Vice President               Kathryn L. Quirk
                                               Vice President
Donald L. Dunaway
   Trustee                                  William F. Truscott
                                               Vice President
James R. Edgar
   Trustee                                  Linda J. Wondrack
                                               Vice President
William F. Glavin
   Trustee                                  John R. Hebble
                                               Treasurer
Robert B. Hoffman
   Trustee                                  Brenda Lyons
                                               Assistant Treasurer
Shirley D. Peterson
   Trustee                                  Maureen E. Kane
                                               Secretary
Fred B. Renwick
   Trustee                                  Caroline Pearson
                                               Assistant Secretary
William P. Sommers
   Trustee

John G. Weithers
   Trustee

Investment Products and Services
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Scudder Funds
--------------------------------------------------------------------------------------------

Core                                            Global/International
   Scudder Blue Chip Fund                          Scudder Emerging Markets Growth Fund
   Scudder Focus Value+Growth Fund                 Scudder Emerging Markets Income Fund
   Scudder Growth and Income Fund                  Scudder Global Fund
   Scudder Research Fund                           Scudder Global Bond Fund
   Scudder Select 500 Fund                         Scudder Global Discovery Fund
   Scudder Small Company Stock Fund                Scudder Greater Europe Growth Fund
   Scudder Target 2011 Fund                        Scudder International Fund
   Scudder Total Return Fund                       Scudder International Research Fund
                                                   Scudder Latin America Fund
Growth                                             Scudder New Europe Fund
   Scudder 21st Century Growth Fund                Scudder Pacific Opportunities Fund
   Scudder Aggressive Growth Fund                  The Japan Fund, Inc.
   Scudder Capital Growth Fund
   Scudder Focus Growth Fund                    Income
   Scudder Growth Fund                             Scudder Cash Reserves Fund
   Scudder Large Company Growth Fund               Scudder Floating Rate Fund
   Scudder Select 1000 Growth Fund                 Scudder High-Yield Fund
   Scudder Small Capitalization Equity Fund        Scudder High-Yield Opportunity Fund
                                                   Scudder Income Fund
Value                                              Scudder Short-Term Bond Fund
   Scudder Contrarian Fund                         Scudder Strategic Income Fund
   Scudder Dividend & Growth Fund                  Scudder U.S. Government Securities Fund
   Scudder-Dreman High Return Equity Fund
   Scudder Large Company Value Fund             Tax-Free Income
   Scudder Small Cap Value Fund                    Scudder California Tax-Free Income Fund
                                                   Scudder Florida Tax-Free Income Fund
Sector                                             Scudder High-Yield Tax-Free Fund
   Scudder-Dreman Financial Services Fund          Scudder Managed Municipal Bonds
   Scudder Gold Fund                               Scudder Massachusetts Tax-Free Fund
   Scudder Health Care Fund                        Scudder Medium-Term Tax-Free Fund
   Scudder Technology Fund                         Scudder New York Tax-Free IncomeFund
   Scudder Technology Innovation Fund

Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

--------------------------------------------------------------------------------------------

                                       34

--------------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
--------------------------------------------------------------------------------------------

Retirement Programs                             Education Accounts
   Traditional IRA                                 Education IRA
   Roth IRA                                        UGMA/UTMA
   SEP-IRA                                         IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------------------
 Closed-End Funds
--------------------------------------------------------------------------------------------

   The Argentina Fund, Inc.                     Scudder High Income Trust
   The Brazil Fund, Inc.                        Scudder Intermediate Government Trust
   The Korea Fund, Inc.                         Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.    Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.        Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                  Scudder Municipal Income Trust

--------------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      222 North LaSalle Street
                      Chicago, IL 60601
--------------------------------------------------------------------------------

        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
                      (800) 294-4366
--------------------------------------------------------------------------------

      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02109
--------------------------------------------------------------------------------

        Independent   Ernst & Young LLP
           Auditors
                      200 Clarendon Street
                      Boston, MA 02116
--------------------------------------------------------------------------------

          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

Notes
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

Notes
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

Notes
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

                                   SCUDDER
                                   INVESTMENTS

                                   222 South Riverside Plaza
                                   Chicago, IL 60606-5808















                                   A member of [LOGO] Zurich Scudder Investments